                                        TRAMMELL CROW COMPANY SUBSIDIARIES

----------------------------------------------------------------------------------------------------------------------------------
                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
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1996 DFW OFFICE, INC.                         DE                   TEXAS               1996 DFW OFFICE I, INC.
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51ST AND BUCKEYE, L.L.C.                      AR
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56TH AND WARNER G.P., L.L.C.                  AR
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56TH AND WARNER LIMITED PARTNERSHIP           DE
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5950 SHERRY LANE LIMITED PARTNER, LTD.        TX
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ACACIA COURT LLC                              AR
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AEW #10 CORPORATION                           MA
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ALAMO QUARRY MARKET, LTD.                     TX                  TEXAS                ALAMO QUARRY MARKET
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AMB-TC SOUTHRIVER PARK NJ L.L.C.              DE
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AUSTIN RETAIL INVESTMENT, INC.                DE
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BC PLAZA II/III, LTD.                         TX
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BELLAIRE CONDOMINIUMS, L.P.                   TX
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BELLAIRE SHOPPING CENTER ASSOCIATES, L.P.     TX
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BLUE ROCK CONSTRUCTION, INC.
  f/k/a Blue Rock Construction Group, Inc.    DE
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BPP-CM, L.P.                                  TX
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BROADVIEW CENTRAL TEXAS, LTD.                 TX
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BURBANK AIRPORT PLAZA, LLC                    DE
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BURLESON-STASSNEY LAND II, LTD.               TX
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BURLESON-STASSNEY LAND III, LTD.              TX
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BURLESON-STASSNEY LAND, LTD.                  TX
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CEMENTVILLE, L.P.                             TX
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CH-NORTHWEST PLACE ONE, LTD.                  TX
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CH-NORTHWEST PLACE TWO, LTD.                  TX
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CH-NWP 2, INC.                                DE
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CH-NWP, INC.                                  DE
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CH-YORKTOWN, INC.                             DE
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CHALLENGER CONSTRUCTION COMPANY               DE
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COLLINS CROSSING II, LTD.                     TX
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COLLINS CROSSING, LTD.                        TX
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CONSTRUCTION CORP. OF THE ROCKIES, INC.       CO
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                                                    Page 1

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
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CONSTRUCTION SERVICES HOLDINGS, INC.          DE
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CORPORATE TITLE, INC.                         DE
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CORVUS CONSTRUCTION SERVICES LLC              DE
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CORVUS CONSTRUCTION SERVICES, INC.            MO
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COTP BOWIE, LTD.                              TX
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CROW ATLANTA DEVELOPMENT-1996, INC.           DE
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CROW BROKERAGE COMPANY, INC.                  MO                 MISSOURI              TRAMMELL CROW BROKERAGE & MANAGEMENT GROUP
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CROW CONSTRUCTION, INC.                       DE                  TEXAS                TCCT-CROW CONSTRUCTION, INC.
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DALLAS/FORT WORTH OFFICE REAL ESTATE
  INVESTMENTS #1 LIMITED PARTNERSHIP          TX
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DALLAS/FORT WORTH OFFICE REAL
  ESTATE INVESTMENTS, INC.                    DE
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DALLAS/FORT WORTH REAL ESTATE
  INVESTMENTS #2, L.P.                        TX
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DALLAS/FORT WORTH REAL ESTATE
  INVESTMENTS, INC.                           DE
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DEVELOPMENT CORP. OF THE ROCKIES III, INC.    DE
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DFW-FOREST AND LBJ, L.P.                      TX
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DFW-FOREST AND LBJ, INC.                      DE                  TEXAS                DFW-FOREST AND LBJ I, INC.
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EMERALD REAL ESTATE COMPANY                   DE
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ENTERPRISE BUSINESS PARK D-2, L.P.            DE
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ENVIRONMENTAL ASSET SERVICES, INC.            DE          COUNTY OF LOS ANGELES, CA    EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE            COUNTY OF ORANGE, CA       EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE          COUNTY OF SACRAMENTO, CA     EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE        COUNTY OF SAN BERNARDINO, CA   EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE           COUNTY OF SAN DIEGO, CA     EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE         COUNTY OF SANTA BARBARA, CA   EASI
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ENVIRONMENTAL ASSET SERVICES, INC.            DE            COUNTY OF VENTURA, CA      EASI
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EXPO 2 PARTNERS, LTD.                         TX
----------------------------------------------------------------------------------------------------------------------------------
EXPO LAND, INC.                               DE
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EXPO MANAGEMENT I, LLC                        TX
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EXPO MANAGEMENT II, L.L.C.                    TX
----------------------------------------------------------------------------------------------------------------------------------
EXPO MANAGEMENT III, LLC                      TX
----------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS I, LTD.                         TX
----------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS II, LTD.                        TX
----------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS III, LTD.                       TX
----------------------------------------------------------------------------------------------------------------------------------
FAIRWAY PLAZA ASSOCIATES, L.P.                TX
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                                              Page 2

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
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FREEPORT #1, LP                               TX
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FREEPORT #2, LP                               TX
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FREESTANDING PROPERTY FUND I, L.P.            DE
----------------------------------------------------------------------------------------------------------------------------------
GATEWAY PLAZA ASSOCIATES L.P.                 DE
----------------------------------------------------------------------------------------------------------------------------------
GLASGOW BTS, LLC                              DE
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HENDERSON PASS, LTD.                          TX                  TEXAS                ARBOR PARK
----------------------------------------------------------------------------------------------------------------------------------
I.D.H. CONSTRUCTION COMPANY, INC.             DE
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INSTRUMENTAL INVESTMENTS, LTD.                TX
----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY REAL ESTATE BROKERAGE, INC.       MO                MISSOURI               TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
LANDMARK VI INDUSTRIAL CENTER, LTD.           TX
----------------------------------------------------------------------------------------------------------------------------------
LEEDS CONSTRUCTION SERVICES, INC.
  F/K/A SAMAD BTS, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
LOST PINES, LTD.                              TX
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MARSH AT BELMEADE PARTNERS, L.P.              TX
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MCCRELESS SQUARE, LTD.                        TX
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MERCURE INVESTMENT GROUP L.L.C.               VA
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MESQUITE CORPORATE CENTER LLC                 AZ
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MID-CONTINENT ACQUISITIONS, INC.              DE
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NORTHWOOD GP, LTD.                            TX
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NORTHWOOD PROPERTIES, LTD.                    TX
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OKC REAL ESTATE INVESTMENTS, INC.             E
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ONE RIVERWALK PLACE, L.L.C.                   TX
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OREGON OFFICE CONSTRUCTION COMPANY            OR
----------------------------------------------------------------------------------------------------------------------------------
PIERRE LACLEDE L.L.C.                         DE
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PKD PRIME LLC                                 AZ
----------------------------------------------------------------------------------------------------------------------------------
PRIMEWEST LLC, a Trammell Crow
  Affiliated Company                          AZ
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QUARRY CROSSING, LTD.                         TX                  TEXAS                QUARRY CROSSING
----------------------------------------------------------------------------------------------------------------------------------
RAVEN CONSTRUCTION SERVICES COMPANY           DE
----------------------------------------------------------------------------------------------------------------------------------
RAVEN CONSTRUCTION, INC.                      DE
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SL-6 PARTNERS, LTD.                           TX
----------------------------------------------------------------------------------------------------------------------------------
SMOKESTACK PARTNERS, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
SPYGLASS CORPORATE SUPPORT SERVICES, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
STASSNEY HEIGHTS, LTD.                        TX
----------------------------------------------------------------------------------------------------------------------------------
STM PARTNERS, LTD.                            TX
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                                              Page 3

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
SUBTIER MARSH AT BELMEADE PARTNERS, L.P.      TX
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SUGAR MAGNOLIA L.L.C.
  F/K/A AMB-TC OCP FL 2000 L.L.C.             DE                 FLORIDA               AMB-TC SUGAR MAGNOLIA  L.L.C.
----------------------------------------------------------------------------------------------------------------------------------
SUWANEE CREEK BUSINESS CENTER LLC             DE
----------------------------------------------------------------------------------------------------------------------------------
TC ARROWPOINT LP                              DE
----------------------------------------------------------------------------------------------------------------------------------
TC ATLANTA DEVELOPMENT, INC.                  DE
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TC ATLANTA, INC.                              DE                 GEORGIA               TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC AVIATION DFW, L.L.C.                       DE
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TC AVIATION DFW, L.P.                         DE
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TC BALLPARK GP, INC.                          DE
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TC BELLAIRE SHOPPING CENTER, INC.             DE
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TC BOSTON CORPORATE SERVICES, INC.            DE
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TC BOULDER OFFICE, L.P.                       DE
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TC BOULDER WAREHOUSE LP                       DE
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TC CAMERON DEVELOPMENT LAND LP                DE
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TC CAROLINAS, INC.                            DE
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TC CBD DEVELOPMENT, LLC                       DE
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TC CBD MEMBER, LLC                            DE
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TC CHICAGO BROKERAGE, INC.                    DE                 ILLINOIS              TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO BROKERAGE, INC.                    DE                MINNESOTA              TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO, INC.                              DE                 ILLINOIS              PIERCE DESIGN & CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO, INC.                              DE                 ILLINOIS              BUILDING MAINTENANCE XPERTS
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TC CONTRACTORS, INC.                          DE                 NEW YORK              TCNY CONTRACTORS
----------------------------------------------------------------------------------------------------------------------------------
TC COUNTRY CORNER LIMITED PARTNERSHIP         DE
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TC COUNTRY CORNER, INC.                       DE
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TC DALLAS/FORT WORTH INVESTMENT AND
  DEVELOPMENT, L.P.                           TX
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TC DC LAND LP                                 DE
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TC DEERWOOD COMMERCE CENTER LP                DE
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TC DENVER, INC.                               DE
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TC DETROIT, INC.                              DE
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TC DIBAR, LP                                  DE
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TC ELK GROVE GP, INC.                         DE
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TC ELK GROVE LP                               DE
----------------------------------------------------------------------------------------------------------------------------------
TC FAIRWAY PLAZA II, LTD.                     TX
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                                              Page 4

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
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TC FOREST HILL DEVELOPMENT LP                 DE
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TC GAMECOCK LP                                DE
----------------------------------------------------------------------------------------------------------------------------------
TC GIANTS PARKING LP                          DE
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TC HOUSTON TFK, INC.                          DE
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TC HOUSTON, INC.
  f/k/a TRAMMELL CROW HOUSTON, INC.           DE            COUNTY OF HARRIS, TX       CONCEPT SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TC HOUSTON, INC.
  f/k/a TRAMMELL CROW HOUSTON, INC.           DE            COUNTY OF HARRIS, TX       THE COMMONS AT DEERBROOK
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TC HOUSTON, INC.
  f/k/a TRAMMELL CROW HOUSTON, INC.           DE                    TEXAS              CONCEPT SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TC INDIANAPOLIS, INC.                         DE
----------------------------------------------------------------------------------------------------------------------------------
TC KANSAS CITY, INC.                          DE
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TC KENTUCKY, INC.                             DE
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TC KILLEEN MP, LP                             DE
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TC LOGISTICS, INC.                            DE
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TC LOUISIANA, INC.                            DE
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TC MIDATLANTIC DEVELOPMENT, INC.              DE
----------------------------------------------------------------------------------------------------------------------------------
TC MIDATLANTIC, INC.                          DE             CITY OF HAMPTON, VA       TRAMMELL CROW MIDATLANTIC RETAIL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TC MILL ROAD LAND LP                          DE
----------------------------------------------------------------------------------------------------------------------------------
TC MILWAUKEE, INC.                            DE
----------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC. -              DE             CITY OF BOSTON, MA        FALLON HINES & O'CONNOR, A TRAMMELL
                                                                                         CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC.                DE            CITY OF HARTFORD, CT       FALLON HINES & O'CONNOR, A TRAMMELL
                                                                                         CROW COMPANY
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TC NEW ENGLAND BROKERAGE, INC.                DE            CITY OF STAMFORD, CT       FALLON HINES & O'CONNOR, A TRAMMELL
                                                                                         CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC.                DE             COUNTY OF KENT, DE        FALLON HINES & O'CONNOR, A TRAMMELL
                                                                                         CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC.                DE                   MAINE               FALLON HINES & O'CONNOR, A TRAMMELL
                                                                                         CROW COMPANY
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TC NEW ENGLAND, INC. f/k/a TC BOSTON, INC.    DE               NEW HAMPSHIRE           TRAMMELL CROW NEW ENGLAND, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND, INC. f/k/a TC BOSTON, INC.    DE               MASSACHUSETTES          TRAMMELL CROW NEW ENGLAND, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC NEW MEXICO, INC.                           DE                   TEXAS               TRAMMELL CROW NEW MEXICO, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC NEW MEXICO, INC.                           DE                NEW MEXICO             TRAMMELL CROW NEW MEXICO, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC NORTHEAST METRO, INC.                      DE
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TC NORTHERN CALIFORNIA, INC.                  DE
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TC NW CROSSING DEVELOPMENT, LTD.              TX
----------------------------------------------------------------------------------------------------------------------------------
TC NW CROSSING VENTURE L.L.C.                 DE
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TC NW CROSSING, LTD.                          DE
----------------------------------------------------------------------------------------------------------------------------------
TC OKLAHOMA CITY, INC.                        DE                   TEXAS               TRAMMELL CROW OKLAHOMA CITY, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC PORTLAND, INC.                             DE                   OREGON              TRAMMELL CROW COMPANY
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                                              Page 5

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
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TC RAVEN CONSTRUCTION COMPANY, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TC RENO, INC.                                 DE                  NEVADA               TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TC ROMULUS DISTRIBUTION CENTER, INC.          DE
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TC SEATTLE, INC.                              DE                 WASHINGTON            TRAMMELL CROW SEATTLE, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC SERVICENET, INC.                           DE
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TC SIERRA CORPORATE CENTER, INC.              DE
----------------------------------------------------------------------------------------------------------------------------------
TC SOUTHEAST DEVELOPMENT, INC.                DE
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TC SPRINGFIELD, LLC                           VA
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TC ST. LOUIS, INC.                            DE
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TC SUWANEE CREEK, INC.                        DE
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TC TENNESSEE, INC.F/K/A TC MEMPHIS, INC.      DE                  ARKANSAS             TC TENNESSEE, INC. d/b/a TRAMMELL
                                                                                         CROW COMPANY
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TC TULSA, INC.                                DE                    TEXAS              TRAMMELL CROW TULSA, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC TULSA, INC.                                DE                  OKLAHOMA             TRAMMELL CROW TULSA, INC.
----------------------------------------------------------------------------------------------------------------------------------
TC WESTVIEW PLAZA LP                          DE
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TC WILSONVILLE OFFICE, INC.                   DE
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TC WOOD VILLAGE, INC.                         DE
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TC-RIVERSIDE, L.L.C.                          MD
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TCC GENERAL AGENCY, INC.                      TX
----------------------------------------------------------------------------------------------------------------------------------
TCC MCLEAN PARKING LLC                        DE
----------------------------------------------------------------------------------------------------------------------------------
TCC NNN TRADING, INC.                         DE
----------------------------------------------------------------------------------------------------------------------------------
TCC NORTH FLORIDA DEVELOPMENT #1, INC.        DE
----------------------------------------------------------------------------------------------------------------------------------
TCC PROSCENIUM, INC.                          DE
----------------------------------------------------------------------------------------------------------------------------------
TCC RISK SERVICES, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS #2, INC.                              DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS ALAMEDA FITNESS, INC.                 DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS ARVADA PET, INC.                      DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS BROOMFIELD L.L.C.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS CEDAR ROAD MT, INC.                   DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS CLEVELAND L.L.C                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS DUNCANVILLE OM, INC.                  DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS EDMOND OM, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS EDMOND-PET L.L.C.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS FAIRBANKS, L.L.C.                     DE
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                                              Page 6

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS GOLFVIEW WG, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS GRAND JUNCTION, L.L.C.                DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS LITTLE ROCK OM, INC.                  DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS LOVELAND OM, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS LYNCHBURG SPORTS, INC.                DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS PASADENA BB, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS PONCE L.L.C.                          DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS QUIOCCASIN MT, INC.                   DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS RIDGE ROCK LP                         TX
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS SAVANNAH L.L.C. F/K/A TCC-BTS
  SNELLVILLE L.L.C.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS SHELBY OM, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS SLC FITNESS, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS STOCKBRIDGE HV, INC.                  DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS TUCSON PC, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS WASILLA OM, INC.                      DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-BTS WEATHERFORD OM, INC.                  DE
----------------------------------------------------------------------------------------------------------------------------------
TCC-OCP II, LTD.                              FL
----------------------------------------------------------------------------------------------------------------------------------
TCC-PB I, LTD.                                FL
----------------------------------------------------------------------------------------------------------------------------------
TCC-PHOENIX, INC.                             DE
----------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION IAH LP                       DE
----------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION IAH VENTURE LLC              DE
----------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION PDX LLC                      DE
----------------------------------------------------------------------------------------------------------------------------------
TCCNV, INC.                                   DE
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TCCNV, LP                                     TX
----------------------------------------------------------------------------------------------------------------------------------
TCCS-TIGER, INC.                              DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT #2, INC.                                 DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT BROADVIEW GP, LTD.                       TX
----------------------------------------------------------------------------------------------------------------------------------
TCCT DEVELOPMENT #2, INC.                     DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT DEVELOPMENT, INC.                        DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT REAL ESTATE, INC.
  f/k/a TRAMMELL CROW CENTRAL TEXAS, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS II, INC.         DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS, INC.            DE
----------------------------------------------------------------------------------------------------------------------------------
TCCT-CROW CONSTRUCTION #1 LIMITED
  PARTNERSHIP                                 TX                    TEXAS              CROW CONSTRUCTION, LTD.
----------------------------------------------------------------------------------------------------------------------------------

                                              Page 7

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TCDFW #1, INC.                                DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW #2, INC.                                DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW 1102 FREEWAY, L.P.                      TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW BELLAIRE, INC.                          DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW DENTON CANCER CENTER LP
  F/K/A TCDFW U.S. ONCOLOGY LP                TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW DEPOT BTS, L.P.                         TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW DESOTO, LP                              TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW DEVELOPMENT #1, INC.                    DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW DEVELOPMENT, LTD.                       TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW HARCOURT, L.P.                          TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW HITACHI BTS LP                          TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW INDUSTRIAL INVESTMENTS, INC.            DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW INVESTMENT AND DEVELOPMENT, INC.        DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW LAKEPARK PLAZA, L.P.                    TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW MARSH AT BELMEADE, INC.                 DE
----------------------------------------------------------------------------------------------------------------------------------
TCDFW SUMMIT #1, L.P.                         TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW UNT BTS, L.P.                           TX
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE                    TEXAS              TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE            COUNTY OF COLLIN, TX       TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE            COUNTY OF DALLAS, TX       TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE            COUNTY OF DENTON, TX       TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE           COUNTY OF LUBBOCK, TX       TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE           COUNTY OF TARRANT, TX       TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC. f/k/a TRAMMELL CROW
  DALLAS/FORT WORTH, INC.                     DE                  ILLINOIS             TRAMMELL CROW DALLAS/FORT WORTH
----------------------------------------------------------------------------------------------------------------------------------
TCDFW-COLLINS CROSSING, LTD.                  TX
----------------------------------------------------------------------------------------------------------------------------------
TCH #2, INC.                                  DE
----------------------------------------------------------------------------------------------------------------------------------
TCH TFK, L.P.                                 TX
----------------------------------------------------------------------------------------------------------------------------------
TCMW DEVELOPMENT, INC.                        DE
----------------------------------------------------------------------------------------------------------------------------------
TCNE-202, INC.                                DE
----------------------------------------------------------------------------------------------------------------------------------
TCNE-HORIZON, INC., f/k/a TCNE-PHHBTS, INC.   DE
----------------------------------------------------------------------------------------------------------------------------------
TCNE-NEBC, INC.                               DE
----------------------------------------------------------------------------------------------------------------------------------
TCNE-USPS, INC.                               DE
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE        CITY OF COLONIAL HEIGHTS, VA   TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------

                                              Page 8

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            CITY OF LYNCHBURG, VA      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE             CITY OF ROANOKE, VA       TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            COUNTY OF CAMERON, TX      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE           COUNTY OF CAMPBELL, CA      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            COUNTY OF CHATHAM, GA      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE          COUNTY OF CUMBERLAND, NC     TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            COUNTY OF DEKALB, GA       TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            COUNTY OF DURHAM, NC       TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE           COUNTY OF HAMILTON, OH      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE             COUNTY OF MAURY, TN       TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE          COUNTY OF MECKLENBERG, NC    TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE             COUNTY OF PITT, NC        TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE            COUNTY OF VALUSIA, FL      TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE             COUNTY OF VIGO, IN        TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC.                    DE                  TENNESSEE            TRAMMELL CROW FAISON REGIONAL MALL SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TCVG ASSOCIATES, LP                           DE
----------------------------------------------------------------------------------------------------------------------------------
TFK RETAIL, LTD.                              TX
----------------------------------------------------------------------------------------------------------------------------------
TITLE ASSOCIATES, INC.                        DE
----------------------------------------------------------------------------------------------------------------------------------
TOOLEY & COMPANY, INC.                        CA
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ARROWPOINT, INC.                DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ASSET MANAGEMENT, INC.          DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ATLANTA DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW AUTOMOTIVE REALTY
  SERVICES, INC.                              DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BROKERAGE SERVICES, LTD.        TX
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BTS, INC.                       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAPITAL COMPANY II, INC.        DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS, LTD.             TX                    TEXAS              TRAMMELL CROW CENTRAL TEXAS
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CHICAGO DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY (A DELAWARE
  CORPORATION)                                DE                    TEXAS              TRAMMELL CROW COMPANY (DELAWARE)
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY - CHILE, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY - SOUTH AMERICAN
  HOLDINGS, INC.                              DE
----------------------------------------------------------------------------------------------------------------------------------

                                              Page 9

----------------------------------------------------------------------------------------------------------------------------------
                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY CONSTRUCTION
  SERVICES, INC.                              DE           COUNTY OF CLARK, NV         TRAMMELL CROW CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY CONSTRUCTION
  SERVICES, INC.                              DE          COUNTY OF WASHOE, NV         TRAMMELL CROW CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION & CONSULTING
  GROUP, INC.                                 DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE         COUNTY OF CLAYTON, GA         RAVEN CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE           COUNTY OF COBB, GA          RAVEN CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE         COUNTY OF DEKALB, GA          RAVEN CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE         COUNTY OF FULTON, GA          RAVEN CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE        COUNTY OF GWINNETT, GA         RAVEN CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.      DE         COUNTY OF HENRY, GA           RAVEN CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF CAMDEN, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF CHOWAN, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF CRAVEN, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE        COUNTY OF CURRITUCK, NC        TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE           COUNTY OF DARE, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE          COUNTY OF GATES, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF HALIFAX, NC         TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF MARTIN, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE      COUNTY OF NORTHAMPTON, NC        TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE         COUNTY OF ONSLOW, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE        COUNTY OF PAMLICO, NC          TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE       COUNTY OF PASQUOTANK, NC        TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE       COUNTY OF PERQUIMANS, NC        TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC.        DE          COUNTY OF PITT, NC           TRAMMELL CROW CORPORATE SERVICES
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CUB INVESTMENT, L.L.C.          CO
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL
  DEVELOPMENT LIMITED PARTNERSHIP             TX
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL                                                        TRAMMELL CROW DALLAS INDUSTRIAL
  DEVELOPMENT, INC.                           DE                 TEXAS                   DEVELOPMENT I, INC
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH BTS, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH
  REAL ESTATE, LTD.                           TX
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH, LTD.         TX
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC.  DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER DEVELOPMENT II, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER DEVELOPMENT, INC.        DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER, INC.                    DE                COLORADO               TRAMMELL CROW COMPANY
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                                              Page 10

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DETROIT DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DEVELOPMENT, INC.               DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DFW DEVELOPMENT, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HEALTHCARE SERVICES, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HIGHER EDUCATION SERVICES, INC. DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HOUSTON DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HOUSTON, LTD.                   TX
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INDIANAPOLIS DEVELOPMENT, INC.  DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INDIVIDUAL INVESTMENT
  FUND 1996, L. P.                            DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENT FUND II, L.P.        DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENT FUND III, L.P.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENTS II, INC.            DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENTS III, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC.   DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW LOUISIANA CONSTRUCTION, INC.    DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE        CITY OF COLONIAL HEIGHTS, VA   MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE        CITY OF COLONIAL HEIGHTS, VA   MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            CITY OF LYNCHBURG, VA      MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            CITY OF LYNCHBURG, VA      MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF AUGUSTA, VA      MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF AUGUSTA, VA      MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF CAMERON, TX      MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF CAMERON, TX      MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF CHATHAM, GA      MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF CHATHAM, GA      MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE           COUNTY OF CLEVELAND, NC     MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE           COUNTY OF CLEVELAND, NC     MEDIA ADVERTISING & DESIGN
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE          COUNTY OF CUMBERLAND, NC     MAD
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE          COUNTY OF CUMBERLAND, NC     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF DEKALB, GA       MAD
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF DEKALB, GA       MEDIA ADVERTISING & DESIGN
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF DURHAM, NC       MAD
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF DURHAM, NC       MEDIA ADVERTISING & DESIGN
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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF HENRICO, VA      MAD
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF HENRICO, VA      MEDIA ADVERTISING & DESIGN
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE          COUNTY OF MECKLENBURG, NC    MAD
-------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE          COUNTY OF MECKLENBURG, NC    MEDIA ADVERTISING & DESIGN
-----------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE             COUNTY OF PITT, NC        MAD
-----------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE             COUNTY OF PITT, NC        MEDIA ADVERTISING & DESIGN
-----------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF ROANOKE, VA      MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE            COUNTY OF ROANOKE, VA      MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE             COUNTY OF VIGO, IN        MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE             COUNTY OF VIGO, IN        MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                   FLORIDA             MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                   FLORIDA             MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                   INDIANA             MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                   INDIANA             MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                  MARYLAND             MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                  MARYLAND             MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                    OHIO               MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                    OHIO               MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                  TENNESSEE            MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                  TENNESSEE            MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                    TEXAS              MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                    TEXAS              MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                WEST VIRGINIA          MAD
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC.            DE                WEST VIRGINIA          MEDIA ADVERTISING & DESIGN
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MEXICO, INC.                    DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MILWAUKEE DEVELOPMENT, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NEW ENGLAND DEVELOPMENT, INC.   DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NEW MEXICO DEVELOPMENT, INC.    DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHEAST METRO
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHERN CALIFORNIA
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NW, INC.                        DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW OKC DEVELOPMENT, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW OPERATIONS, INC.                DE
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                                              Page 12

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                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW PHOENIX DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW PORTLAND DEVELOPMENT, INC.      DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REAL ESTATE SERVICES, INC.      DC
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY SERVICES, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY-ATLANTA, INC.            DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RENO DEVELOPMENT, INC.          DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RETAIL SERVICES, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RETAIL
  SERVICES-BROKERAGE, INC.                    DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SE, INC.                        DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SEATTLE DEVELOPMENT, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. COMMERCIAL
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC.      DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. PROPERTIES, INC.       DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. RETAIL
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. RETAIL, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE          COUNTY OF LOS ANGELES, CA    TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE            COUNTY OF ORANGE, CA       TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE           COUNTY OF RIVERSIDE, CA     TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE        COUNTY OF SAN BERNARDINO, CA   TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE           COUNTY OF SAN DIEGO, CA     TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC.                  DE            COUNTY OF VENTURA, CA      TRAMMELL CROW COMPANY
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOCAL RETAIL II, INC.           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOCAL RETAIL III, INC.          DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOUTH FLORIDA
  DEVELOPMENT, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SUBSIDIARY HOLDING COMPANY      DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC.     DE
----------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW TULSA DEVELOPMENT, INC.         DE
----------------------------------------------------------------------------------------------------------------------------------
TRI-PROPERTIES PROSCENIUM, L.L.C.             GA
----------------------------------------------------------------------------------------------------------------------------------
USREA, INC.                                   DE
----------------------------------------------------------------------------------------------------------------------------------
VAN NUYS INDUSTRIAL CENTER, LLC               DE
----------------------------------------------------------------------------------------------------------------------------------
WALSTIB L.P.                                  DE
----------------------------------------------------------------------------------------------------------------------------------
WALSTIB VENTURE L.L.C.                        DE
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON AND ALLEN, LLC                     CA
----------------------------------------------------------------------------------------------------------------------------------

                                              Page 13

----------------------------------------------------------------------------------------------------------------------------------
                                           STATE OF            STATE/COUNTY
                ENTITY NAME                FORMATION              OF DBA                           DBA NAME
----------------------------------------------------------------------------------------------------------------------------------
WEST OAK CENTER, LTD.                         TX
----------------------------------------------------------------------------------------------------------------------------------
WEST TECH BUSINESS CENTER, LTD.               TX
----------------------------------------------------------------------------------------------------------------------------------
WEST TECH GP, INC.                            DE
----------------------------------------------------------------------------------------------------------------------------------
WESTRIDGE AT GATEWAY PARTNERS, L.P.           TX
----------------------------------------------------------------------------------------------------------------------------------
WETMORE BUSINESS PARK, LTD.                   TX
----------------------------------------------------------------------------------------------------------------------------------
WETMORE GP, LTD.                              TX
----------------------------------------------------------------------------------------------------------------------------------
WETMORE II GP, INC.                           DE
----------------------------------------------------------------------------------------------------------------------------------
WETMORE PHASE II, LTD.                        TX
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                                              Page 14